As filed with the Securities and Exchange Commission on August 26, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under Rule 14a-12

STRALEM FUND

(Name of Registrant as Specified In Its Charter)

c/o ULTIMUS FUND SOLUTIONS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

(Address of principal executive offices)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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Proxy Statement
__________, 2011

Important Voting Information Inside

Stralem Equity Fund

Please vote immediately!

You can vote through the internet, by telephone, or
by mail.  Details on voting can be found on
your proxy card.

Stralem Fund

645 Madison Avenue
New York, New York 10022

SPECIAL MEETING OF SHAREHOLDERS

Important Voting Information Inside

TABLE OF CONTENTS

Letter from the President

Notice of Special Meeting of Shareholders

Important Information to Help You Understand the Proposals

Proxy Statement

Proposal 1: To approve the proposed new Investment Advisory Agreement between Stralem Fund, on behalf of Stralem Equity Fund and Stralem & Company Incorporated

Proposal 2: To elect six nominees to serve on the Board of Trustees

Proposal 3: To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their Substitutes

Outstanding Shares and Voting Requirements

Additional Information on the Operation of the Fund

Other Matters

Exhibit A: Form of the proposed new Investment Advisory Agreement between the Trust, on behalf of Stralem Equity Fund, and Stralem & Company Incorporated

___________, 2011

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of Stralem Fund (the “Trust”), to be held at ____ _.m., Eastern time, on _________, 2011 at the Trust’s offices _________ to vote on the proposals listed below.  Formal notice of the Meeting appears after this letter, followed by the proxy statement.  We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares at your earliest convenience by completing and returning the enclosed proxy in the envelope provided or voting by telephone or through the Internet.

PROPOSAL 1.	To approve the new investment advisory agreement between the Trust, on behalf of Stralem Equity Fund, and Stralem & Company Incorporated (“Stralem”).

PROPOSAL 2.	To elect six nominees to serve on the Board of Trustees of the Trust.

PROPOSAL 3.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

The 1940 Act and the current investment advisory agreement both require that we obtain from shareholders of the Fund approval of a new investment advisory agreement as a result of a proposed repurchase by Stralem of a block of Mr. Philippe E. Baumann’s voting shares as discussed more fully under Proposal 1 below.  Your approval of the new investment advisory agreement will not change the rate by which the Fund pays advisory fees to Stralem.  The Trust’s Board of Trustees has approved the new investment advisory agreement and recommends that you vote “FOR” approval of the new advisory agreement.

You are also being asked to vote on the election of six nominees to serve on the Trust’s Board of Trustees.  Four nominees currently serve as Trustees and the Board of Trustees is recommending two additional nominees be elected to the Board of Trustees, resulting in six Trustees.  The Trust’s Board of Trustees recommends that you vote “FOR” the election of each of the nominees as Trustees of the Trust.

Your vote is important regardless of the number of shares you own.  In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote.  It is important that your vote be received no later than ________, 2011.

In addition to voting by mail you may also vote either by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
1) Read the Proxy Statement and have the enclosed proxy card at hand	1) Read the Proxy Statement and have the enclosed proxy card at hand
2) Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	2) Go to the website that appears on the enclosed proxy card and follow the simple instructions

We encourage you to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card.  Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.  Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.
We appreciate your participation and prompt response in this matter and thank you for your continued support.  If you have any questions after considering the enclosed materials, please call 1-866-822-9555.

Sincerely,

Andrea Baumann Lustig
President

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held at ___________  _ .m., Eastern Time, on _____________.  The Proxy Statement is available at www.stralemfund.com or by calling the Fund at 1-866-822-9555.

To the Shareholders of Stralem Equity Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of Stralem Equity Fund (the “Fund”), a series of Stralem Fund (the “Trust”) will be held at  _:00 _.m., Eastern time, on _____________, 2011 at the Trust’s offices _________, ____________, ___, _____________, ________, _________, ____ _____.  The purpose of the Meeting is to consider and vote on the following matters:

1.	To approve the new investment advisory agreement between the Trust, on behalf of Stralem Equity Fund, and Stralem & Company Incorporated.

2.	To elect six nominees to serve on the Board of Trustees of the Trust.

3.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on ____________, 2011 will be entitled to notice of and to vote at the Meeting or any adjournment thereof.  A Proxy Statement and proxy card solicited by the Trust are included herein.

Your vote is important to us.  Thank you for taking the time to consider the proposals.

By order of the Board of Trustees,

Wade R. Bridge
Secretary
Stralem Fund

____________, 2011

  IMPORTANT

Please vote by telephone or through the Internet by following the instructions on your proxy card, thus avoiding unneccessary expense and delay.  You may also execute the enclosed proxy and return it promptly in the enclosed envelope.  No postage is required if mailed in the United States.  The proxy is revocable and will not affect your right to vote in person if you attend the Meeting.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

While we encourage you to carefully read the entire text of the Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the proposals to be voted on by shareholders.

QUESTIONS AND ANSWERS

Q:           What is happening? Why did I get this package of materials?

A:           Stralem Equity Fund (the “Fund”) is conducting a special meeting of shareholders scheduled to be held at ____ _.m., Eastern time, on ___________, 2011.  According to our records, you are a shareholder of record as of the Record Date for this meeting.

Q:           Why am I being asked to vote on a proposed New Advisory Agreement?

A:           The principals of Stralem & Company Incorporated (“Stralem”), the investment adviser to the Fund, have agreed to repurchase a block of Mr. Philippe E. Baumann’s voting shares in Stralem (the “Transaction”).  The Transaction contemplates that Mr. Baumann’s ownership interest in Stralem will be reduced below 25%, creating a presumption of a “change in control” of Stralem under the Investment Company Act of 1940, as amended (the “1940 Act”) which pursuant to the terms of the existing investment advisory agreement and the 1940 Act, automatically terminates the investment advisory agreement between the Trust, on behalf of the Fund and Stralem (the “Present Advisory Agreement”).

Because of this technical assignment, the Board of Trustees approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Stralem (the “New Advisory Agreement”) on July 20, 2011, which is substantially identical to the Present Advisory Agreement, to replace the Present Advisory Agreement.  Pursuant to the New Advisory Agreement, Stralem will continue to serve as the investment adviser to the Fund, subject to approval by the Fund’s shareholders.

Q:           How does the proposed New Advisory Agreement differ from the Present Advisory Agreement?

A:           There are no material differences between the New Advisory Agreement and the Present Advisory Agreement, except for the date of the agreements, removal from the Present Advisory Agreement of a statement that is no longer relevant and removal of a reference to Stralem Balanced Fund, which was liquidated on March 15, 2007.

Q:           How will the Transaction affect the shareholders of the Fund?

A:           Other than the technical change in the ownership structure of Stralem, the operations of Stralem and the persons responsible for the day-to-day management of the Fund are expected to stay the same.

Q:           Will the total fees payable under the Present Advisory Agreement increase?

A:           No.  The advisory fee rate payable to Stralem under the New Advisory Agreement will be the same as the rate paid under the Present Advisory Agreement.

Q:           Why are shareholders of the Fund being asked to elect Trustees?

A:           The Board of Trustees has approved the expansion of the membership of the Board of Trustees from four to six members to permit for greater flexibility in managing the future of the Trust.  Currently, three of the four Trustees have been elected by shareholders.  Mr. Geoff Gottlieb, an existing Trustee, was elected by the Board of Trustees in November of 2010.  The Board of Trustees is asking shareholders to vote on the election of Andrea Baumann Lustig, a new interested trustee nominee, David Koeppel as a new independent trustee nominee, and Geoff Gottlieb, an existing non-shareholder elected independent Trustee, as well as the election of the three other current shareholder elected Trustees, Philippe E. Baumann, Kenneth D. Pearlman and Michael T. Rubin, to serve on the Board.  These elections are requested to ensure that at least two-thirds of the members of the Board of Trustees have been elected by shareholders, in the event the Board decides in the future to elect a new Trustee or fill a vacancy in the Board.  Information regarding the qualifications of each nominee is set forth below under Proposal 2.

Q:           How does the Board of Trustees recommend that I vote?

A:           After careful consideration of the proposals, the Board of Trustees unanimously recommends that you vote FOR each of the proposals.  The various factors that the Board of Trustees considered in making these determinations are described in the Proxy Statement.

Q:           What will happen if there are not enough votes to hold the Meeting?

A:           It is important that shareholders vote by telephone or Internet or complete and return signed proxy cards promptly, but no later than _________, 2011 to ensure there is a quorum for the Meeting.  You may be contacted by a representative of the Trust or a proxy solicitor if we do not hear from you.  If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the Proposals, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q:           Whom should I call for additional information about the Proxy Statement?

A:           If you have any questions regarding the Proxy Statement or completing and returning your proxy card, you can call 1-866-822-9555.

STRALEM FUND

SPECIAL MEETING OF SHAREHOLDERS
To Be Held on _________, 2011

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Board of Trustees”) of Stralem Fund (the “Trust”) for use at the Special Meeting of Shareholders (the “Meeting”) of Stralem Equity Fund (the “Fund”), a series of the Trust, or at any adjournment thereof.  The principal address of the Trust is 645 Madison Avenue, New York, New York 10022.  This Proxy Statement and proxy card were first mailed to shareholders on or about ________ __, 2011.

As described in more detail below, at the Meeting shareholders are being asked to consider the approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and Stralem & Company Incorporated, the Fund’s investment adviser (“Stralem”) (Proposal 1) and are being asked to elect the six nominees to serve as trustees on the Trust’s Board of Trustees (Proposal 2).

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein.  A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal.  A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

The Trust has retained ______________________________ to solicit proxies for the Meeting.  _____________ is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services.  The anticipated cost of these services is approximately $________, and will be paid by Stralem.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Trust without cost to the Trust.  Such solicitation may be by telephone, facsimile or otherwise.  It is anticipated that banks, broker-dealers and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies.  Stralem will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL 1:	TO APPROVE A PROPOSED NEW ADVISORY AGREEMENT WITH STRALEM & COMPANY INCORPORATED

Shareholders of the Fund are being asked to vote on a new investment advisory agreement between the Trust, on behalf of the Fund, and Stralem.  A pending repurchase by Stralem of a block of voting shares, as described below under “Transaction” will, upon consummation, result in a presumed “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund’s existing investment advisory agreement with Stralem.  As a result, the Board of Trustees has approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Stralem and has determined to seek shareholder approval of this new investment advisory agreement.

Present Advisory Agreement.  Stralem currently provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement between the Trust and Stralem dated September 12, 2005 (the “Present Advisory Agreement”).  The Present Advisory Agreement was last approved by the Board of Trustees, including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act, of Stralem or the Trust (the “Independent Trustees”) on March 9, 2011 and was last approved by shareholders of the Fund on September 12, 2005.

In addition, Stralem and the Trust have entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which Stralem has agreed, until March 1, 2012, to reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the annual operating expenses (excluding acquired fund fees and expenses and certain other expenses) to not more than 0.98% of the average daily net assets of Institutional Class shares of the Fund and 1.23% of the average daily net assets of Adviser Class shares of the Fund.  Under the terms of the Expense Limitation Agreement, Stralem may recover from the Fund any management fee reductions and expense reimbursements for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Fund’s total annual fund operating expenses (excluding acquired fund fees and certain other expenses) to exceed the agreed upon limits.

The Transaction.  Stralem has agreed to repurchase shares of Stralem owned by Philippe E. Baumann (the “Transaction”).  The Transaction contemplates that Mr. Philippe E. Baumann, a controlling shareholder of Stralem, will sell a block of his voting shares back to Stralem, effective on or about November 1, 2011.  The Transaction will reduce Mr. Baumann’s ownership interest in Stralem below 25%, resulting in a presumed “change of control” of Stralem and, under the 1940 Act, will automatically terminate the investment advisory agreement between the Trust, on behalf of the Fund, and Stralem. The restructuring will not result in a change in the operations of Stralem or the persons responsible for the day-to-day management of the Fund.  The table that follows shows the ownership interests of voting shares in Stralem prior to and upon completion of the Transaction.

Name of Shareholder	Ownership Interest of Voting Shares in Stralem Prior to the Transaction	Ownership Interest of Voting Shares in Stralem Upon Completion of the Transaction
Hirschel B. Abelson	44.95%	48.43%
Philippe E. Baumann	25.41%	19.62%
Adam Abelson	9.88%	10.65%
Andrea Baumann Lustig	9.88%	10.65%
Philippe Labaune	9.88%	10.65%

The New Advisory Agreement.  Because the Transaction results in a technical assignment of the Present Advisory Agreement, the Board of Trustees has approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Stralem (the “New Advisory Agreement”) at an in-person meeting held on July 20, 2011.

Shareholders of the Fund are being asked to vote on the New Advisory Agreement.  The New Advisory Agreement is substantially identical to the Present Advisory Agreement except for (i) the effective date; (ii) removal of a statement in the Present Advisory Agreement that Stralem may be selected as the broker-dealer to effect securities transactions for the Fund since Stralem terminated its broker-dealer registration on December 31, 2005; and (iii) removal of a reference to Stralem Balanced Fund since the Balanced Fund was liquidated on March 15, 2007.

Under the New Advisory Agreement, Stralem will regularly provide investment advice to the Fund and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Fund and, upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Trustees of the Trust and the investment policies, procedures and limitations of the Fund.  Under the New Advisory Agreement, Stralem will receive from the Fund a fee, computed and accrued daily and paid quarterly, at an annual rate of 1.25% of the average weekly net assets of the Fund up to $50 million; 1.00% of such assets from $50 million to $100 million; and 0.75% of such assets in excess of $100 million.  This is the same fee that Stralem currently receives from the Fund under the Present Advisory Agreement.  During the fiscal year ended October 31, 2010, the Fund paid Stralem advisory fees of $800,152 (net of fee reductions and expense reimbursements).  There is no assurance that any fee reduction or expense reimbursement will continue beyond March 1, 2012.

If the New Advisory Agreement is approved by shareholders of the Fund, it will become effective upon the consummation of the Transaction.  The New Advisory Agreement will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.  In either event, continuance of the New Advisory Agreement must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance.  The New Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of the Fund, or by Stralem.  The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The New Advisory Agreement provides that Stralem shall not be liable for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services under the agreement or for any loss suffered by the Trust or the Fund or any shareholder of the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith, gross negligence or the reckless disregard of the obligations or duties thereunder on the part of Stralem, or a breach of fiduciary duty with respect to receipt of compensation under the agreement.

In the event the Transaction is not consummated for any reason, Stralem will continue to serve as the investment advisor of the Fund pursuant to the terms of the Present Advisory Agreement. The form of the proposed New Advisory Agreement is attached as Exhibit A.  The descriptions of the New Advisory Agreement set forth in this Proxy Statement are qualified in their entirety by reference to Exhibit A.

Information About Stralem

Stralem is a Delaware corporation having its principal office located at 645 Madison Avenue, New York, New York 10022.  Stralem is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and acts as an investment adviser to individuals, foundations, pension and profit-sharing plans, trusts, corporations, partnerships and private funds.  Stralem employs a single portfolio strategy for all its clients, including the Fund.

As of the date of this Proxy Statement, Messrs. Hirschel B. Abelson and Philippe E. Baumann are control persons of Stralem.  Messrs. Hirschel B. Abelson and Philippe E. Baumann own in the aggregate 70.36% of the outstanding voting common stock of Stralem as of the date of this Proxy Statement.  Following the Transaction, Mr. Hirschel B. Abelson will be the single control person of Stralem and will own in the aggregate 48.43% of the outstanding voting common stock of Stralem.

The following is a list of the current executive officers of Stralem and their current position with the Fund. The address of each officer is 645 Madison Avenue, New York, New York 10022.

Name	Position with Stralem	Position with the Fund
Hirschel B. Abelson	President, Chief Investment Officer	Senior Assistant Treasurer
Philippe E. Baumann	Executive Vice President	Chairman of the Board
Irene Bergman	Senior Vice President	None
Adam A. Abelson	Vice President, Senior Portfolio Manager	Vice President
Andrea Baumann Lustig	Vice President, Director -Private Client Asset Management	President
Philippe T. Labaune	Vice President, Director-Trading and Operations	Vice President
Andrew J. Eras	Vice President, Director – Institutional Asset Management	None
Joann Paccione	Chief Compliance Officer	Chief Compliance Officer, Senior Assistant Secretary and Senior Assistant Treasurer

Evaluation by the Board of Trustees

At an in-person meeting held on July 20, 2011, the Board of Trustees considered whether to approve the New Advisory Agreement.  To assist the Board in considering the New Advisory Agreement, Stralem provided the Board with various written materials in advance of the meeting, including information about the Transaction.  These materials included some of the information provided by Stralem at the March 9, 2011 in-person meeting during which the Present Advisory Agreement was renewed for an additional one-year term, updated financial and performance and an updated “15(c) Response Letter” marked to show any material changes from the previous letter. At the meeting, the Board considered that the contractual terms and conditions of the Present Advisory Agreement and the New Advisory Agreement are substantially identical, except for the date and the removal of two references that are no longer relevant.

The Trustees determined that the scope, quality, and nature of services, to be provided by the Adviser, and the fees to be paid to the Adviser, under the New Advisory Agreement will be substantially similar to the scope, quality and nature of services provided, and fees paid, under the Present Advisory Agreement.  As part of the discussion, the Adviser stressed that no changes were anticipated in its operations or approach to the Fund as a result of the Transaction. The Board also determined that the Transaction would not likely have an adverse effect on the performance of the Fund because no changes to the Fund’s portfolio management team are being contemplated as a result of the Transaction.  The Board further concluded that the profitability of the Adviser is not expected to increase as a result of the Transaction.

The Trustees received and reviewed new comparative performance information in two categories which were derived from Morningstar, Inc. The two categories were (i) the universe of Large Cap Value Funds; and (ii) the universe of Large Blend Funds.  In reviewing the comparative performance, the Board considered that the Fund’s average annual total returns were higher than the average and median returns for both Morningstar categories for the five year and ten year periods ended June 30, 2011 but were lower for the one year and three year periods.  The Board concluded that the Fund’s performance was satisfactory.

The Independent Trustees discussed the proposed approval of the New Advisory Agreement with management and also met in Executive Session where the Independent Trustees were advised by independent counsel of their legal and fiduciary obligations in approving the New Advisory Agreement. The Independent Trustees acknowledged that they had reviewed the Present Advisory Agreement extensively at the March 9, 2011 meeting and that the information had not changed materially since then. The Board determined that the overall arrangement between the Fund and the Adviser, as provided in the New Advisory Agreement, was fair and reasonable and that approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders. The Board of Trustees, with the Independent Trustees voting separately, unanimously approved the New Advisory Agreement and recommended approval of the New Advisory Agreement to the Fund’s shareholders to become effective on or about November 1, 2011.

At the March 9, 2011 in-person meeting during which the Present Advisory Agreement was renewed for an additional one-year term, the Trustees considered a number of factors which included among other things: (1) the nature, extent and quality of the services to be provided by Stralem; (2) the investment performance of the Fund, (3) the costs of the services to be provided and profits to be realized by Stralem from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors; and (5) any likely effects of the Transaction on the Fund and its shareholders.  Throughout this process, the Independent Trustees were advised and supported by independent counsel having experience in the 1940 Act and other federal securities law matters. The following describes the Trustees considerations at the March 9, 2011 meeting:

Nature, extent and quality of services

The Trustees received and considered information on the responsibilities of Stralem under the New Advisory Agreement, noting that Stralem is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund. Based on information provided for the meeting, the Trustees reviewed the qualifications, backgrounds and responsibilities of the advisory personnel primarily responsible for the day-to-day management of the Fund and were advised by Stralem that no changes to its personnel or operations are contemplated as a result of the Transaction.  The Trustees considered Stralem’s compliance program and its commitment to compliance.  The Trustees also considered their knowledge of the nature and quality of the services provided by Stralem to the Fund gained by their years of service as Trustees of the Fund.  They considered the capabilities of Stralem and its commitment to the Fund, their confidence in Stralem’s integrity and Stralem’s responsiveness to any concerns raised by them.

The Trustees considered Stralem’s responsibilities with regards to brokerage selection and best execution. The Trustees also reviewed Stralem’s participation in a “soft dollar” arrangement, discussing the benefits accruing to Stralem and its clients (including the Fund) from this arrangement.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature and quality of the services that Stralem provides to the Fund.

Investment Performance of the Fund

The Trustees received and reviewed comparative performance information in two categories which were derived from Morningstar, Inc. The two categories were (i) the universe of Large Cap Value Funds; and (ii) the universe of Large Blend Funds.  In reviewing the comparative performance, the Board considered that the Fund’s average annual total returns were higher than the average and median returns for both Morningstar categories for the three year and five year periods ended December 31, 2010 but were lower for the one year period.  The Fund’s average annual total returns were higher than the Large Blend Funds and lower than the Large Cap Value Funds for the ten year period ended December 31, 2010.  The Board concluded that the Fund’s performance was satisfactory

Cost of Services and Profits to be Realized by Stralem

The Board of Trustees reviewed the contractual advisory fee rate to be paid by the Fund to Stralem and the Fund’s expense ratio.  The Board acknowledged that the Fund’s contractual advisory fees were higher than most funds in its peer groups.  They noted that after Stralem’s expense limitation agreement which is in effect until March 1, 2012, the Fund’s total expense ratios were lower than the average expense ratios for funds included in the Large Value and Large Blend categories.

The Board of Trustees also received information about the services and fee rates offered to other clients of Stralem with the same portfolio strategy. The Board noted that the fees paid by the Fund to Stralem (before the expense limitation) were higher than those paid by most of Stralem’s managed accounts.  The Board recognized that comparing the Fund’s advisory fees (after the expense limitation) to the managed account fees was difficult because the expense limitation combined the Fund’s expenses into a single expense ratio which was not comparable to the managed accounts.  The Board considered that although the Fund was invested in the same portfolio strategy as Stralem’s managed accounts, there were significant differences between the services provided by Stralem to the Fund and those provided to the managed accounts. They noted that the Fund, as a registered investment company, was more difficult, time consuming and expensive to manage than Stralem’s managed accounts due to, among other things, the Fund’s regulatory and legal obligations.

Stralem provided information regarding its profitability in providing services to the Fund. The Board reviewed Stralem’s October 31, 2010 audited financial statements, Stralem’s total assets under management and a memorandum provided by Stralem regarding its profitability under the Present Advisory Agreement. The Trustees reviewed and analyzed this data at length. The Trustees recognized that this data represents Stralem’s determination of its revenues, before and after fee reductions, from the contractual services provided to the Fund, less expenses of providing such services. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser and the types of funds it manages.  The Trustees further considered Stralem’s representations regarding the level of expected profitability for its services to the Fund for the fiscal year ending October 31, 2011.

The Trustees also reviewed information regarding Stralem’s “soft dollar” arrangement with one of its executing brokers.  The Trustees considered that Stralem receives proprietary research reports that include statistical and economic data and research reports on particular companies and industries and is used by Stralem in connection with all of its similarly managed client accounts including the Fund.  The Trustees concluded that the fall-out benefits received by Stralem were not excessive.

Based on its review, the Board concluded that the profitability of Stralem was not excessive in light of the level and quality of services provided by Stralem.

Economies of Scale

The Trustees noted that the Fund’s contractual investment advisory fee schedule includes the following fee breakpoints wherein the advisory fee percentage will decline as the Fund’s assets increase:

• 1.25% of the first $50 million
• 1.00% of the next $50 million
• 0.75% in excess of $100 million

The Trustees noted that the current investment advisory fee schedule for the Fund does not contain breakpoints due to the fee reduction and expense reimbursement arrangement which creates a single expense ratio. The Trustees concluded that the current fee structure was reasonable in light of the fee reductions and expense limitations that Stralem has in place that serve to limit the overall net expense ratio for each class of shares at competitive levels. The Trustees concluded that shareholders have benefited from the lower expense ratios that resulted from the fee reductions.

The Board of Trustees recommends that shareholders of the Fund vote FOR the New Advisory Agreement.

PROPOSAL 2:	TO ELECT SIX NOMINEES TO SERVE ON THE BOARD OF TRUSTEES

Shareholders are being asked to elect six Nominees to serve on the Board of Trustees of the Trust to ensure that at least two-thirds of the members of the Board have been elected by shareholders of the Trust as required by the 1940 Act.

The Independent Trustees, acting in the capacity of a nominating committee, have nominated the following individuals for election to the Board of Trustees:  Philippe E. Baumann, Kenneth D. Pearlman, Michael T. Rubin, Geoff Gottlieb, Andrea Baumann Lustig and David J. Koeppel (the “Nominees”), who are described herein.  Except for Ms. Lustig and Mr. Koeppel, all the Nominees are currently Trustees and have served in that capacity for the length of time indicated in the table below.  The Board of Trustees recommends that you vote in favor of the election of each Nominee.

On November 29, 2010 the Trustees elected Geoff Gottlieb as a Trustee of the Fund.  Unlike the other three current Trustees, Mr. Gottlieb has not previously been elected by shareholders.  In addition, to provide for greater flexibility in managing the affairs of the Trust the Independent Trustees recommended that Andrea Baumann Lustig and David Koeppel be nominated as Trustees.  On August 24, 2011, the Nominating Committee met to review pertinent information on the nomination of Ms. Lustig and Mr. Koeppel to the Board of Trustees. After considering Ms. Lustig’s background and experience with the Adviser and her service as President of the Trust, the Independent Trustees nominated and selected Ms. Lustig for election as a Trustee.  The Independent Trustees also reviewed pertinent information on the nomination of Mr. Koeppel to the Board of Trustees.  The Independent Trustees considered Mr. Koeppel’s extensive experience in transactional real estate and real estate management.  The Committee also discussed his leadership and negotiation skills and his background as an attorney.  It was noted by the Committee that, with the addition of Mr. Koeppel to the slate of Nominees, the Board’s membership will consist of two-thirds independent trustees.  The Board of Trustees is asking shareholders to vote on the election of Andrea Baumann Lustig and David J. Koeppel as well as the election of four current Trustees, Philippe E. Baumann, Geoff Gottlieb, Kenneth D. Pearlman and Michael T. Rubin, to serve on the Board.  These elections are requested to ensure that at least two-thirds of the members of the Board of Trustees have been elected by shareholders as required by the 1940 Act.  In addition, by electing the six Nominees it will reduce the likelihood that the Trust will need to incur the cost of another proxy solicitation with regards to Board composition.

The term of office of each Nominee will be until he/she resigns, is removed, dies, or becomes incapacitated or otherwise unable to serve.  Each Nominee has indicated a willingness to serve as a member of the Board of Trustees if elected.  If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion.  However, management has no reason to believe that any Nominee will be unavailable for election.

The Board of Trustees Generally

The Trust Instrument of the Trust provides that the Board of Trustees shall consist of at least two nor more than twelve Trustees, with the number being fixed from time to time by the Board.  The Board of Trustees oversees the management of the Trust and meets in person at regularly scheduled meetings four times throughout the year to review reports about the Trust’s operations.  In addition, the Trustees may meet in person or by telephone at special meetings.  The Independent Trustees also meet at least quarterly in Executive Session without the presence of any representatives of management.   The Board of Trustees provides broad supervision over the affairs of the Trust.  The Board of Trustees, in turn, elects the officers of the Trust to actively supervise the Fund’s day-to-day operations.  Subject to the 1940 Act and applicable Delaware law, the Trustees may fill vacancies in or reduce the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate.  The Trustees may appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board to the extent that the Trustees determine.  The Trustees may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Committee of the Board and to any agent or employee of the Trust.

The Trust Instrument for the Trust protects the Trustees and officers against personal liability for any act, omission or obligation in their capacity as Trustee or officer of the Trust, except that no Trustee or officer shall be indemnified against any liability to the Trust or its shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Trust.

Information Regarding the Nominees and Officers of the Trust.  The Board has concluded, based on each current Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Nominees that each Nominee is qualified to serve on the Board.  The Board believes that the Nominees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with Stralem, the Trust’s other service providers, legal counsel and its independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion.  A Nominee’s ability to perform effectively may have been attained through his/her profession, education, business activities or from many years of service to the Fund as a Trustee and/or officer or a combination of all of these.

Set forth below is a summary of the specific experience, qualifications, attributes and/or skills for each Nominee.  In determining that a particular Nominee is and will continue to be qualified to serve as a Trustee, the Independent Trustees consider a variety of criteria, none of which, in isolation, is controlling.   References to the qualifications, attributes and skills of Nominees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Independent Trustee Nominees
Geoff Gottlieb
Mr. Gottlieb co-founded and has served as a director of Executive Wealth Management Limited (“EWM”) since 2001. He is also managing member of EWM’s US subsidiary, EWM LLC and a director of EWM’s UK subsidiary, EWM Capital Limited.  Prior to 2001, Mr. Gottlieb spent ten years at UBS (London) and its predecessors Swiss Bank Corporation (London) and O’Connor & Associates (Chicago) and served as a management consultant at Booz Allen & Hamilton in New York, serving a wide range of financial services firms and industrial companies.  He holds a B.S. and Master of Engineering degrees in Operations Research and an MBA, from Cornell University.  Mr. Gottlieb has been a Trustee since November 2010.

David J. Koeppel
Mr. Koeppel is President of The First Republic Corporation of America, Inc., a full service real estate company, from 2011 to present.  From 2001 to 2011, Mr. Koeppel was a Manager Member/Partner of Koeppel Companies LLC, a full service real estate management company.  He holds a B.A. from Trinity College and J.D. from Brooklyn Law School.

Kenneth D. Pearlman
Mr. Pearlman is retired.  Prior to his retirement he served as Managing Director of The Evans Partnership, a commercial real estate development partnership, from 1985 to 2001.  He holds a B.S. degree in Accounting and a LLB law degree from New York University. Mr. Pearlman has been a Trustee since 1972.

Michael T. Rubin
Mr. Rubin is retired.  Prior to his retirement he served as Vice President and Assistant Secretary of the Adviser from 1974 to 1997.  He holds a B.A. in business administration from Babson College.  Mr. Rubin has been a Trustee since 1998.

Interested Trustee Nominee
Philippe E. Baumann
Mr. Baumann joined Stralem in 1970 and has served as Executive Vice President, since 1973.  Prior to joining Stralem, Mr. Baumann was a partner with Coleman & Co., a brokerage firm.  Mr. Baumann joined Coleman & Co. from A.L. Stamm & Co., a brokerage firm, where he was a partner for twelve years.  He is President of the Association pour le Retablissement des Institutions et Oeuvres Israelites en France.  Mr. Baumann holds a B.S. from New York University.  Mr. Baumann has been a Trustee since 1972.

Andrea Baumann Lustig
Ms. Lustig joined Stralem in 2003 and has served as Vice President, since joining the firm.  Prior to joining Stralem, Ms. Lustig was with Bernstein Investment Research and Management.  Ms. Lustig worked at Bernstein Investment Research and Management from 1997 to 2002.  Ms. Lustig holds a B.A. and M.P.A from Princeton University.  She holds an M.B.A. from Yale University.

The following is a list of the Nominees, as well as the executive officers of the Trust.  The business address of each Nominee and executive officer is 645 Madison Avenue, New York, New York 10022, except for Messrs. Bridge and Seger, whose business address is 225 Pictoria Drive, Cincinnati, Ohio 45246.  The Nominees who are an “interested person” of the Trust, as defined in the 1940 Act, are indicated as such below.  The other Nominees are Independent Trustees; that is, they are not considered “interested persons” of the Trust under the 1940 Act because they are not employees or officers of, and have no financial interest in, the Trust’s affiliates or its service providers.

Name and Age	Position(s) held with the Trust	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen
Kenneth D. Pearlman (age 81)	Trustee and Nominee	Since 1972*	Retired	1
Michael T. Rubin (age 70)	Trustee and Nominee	Since 1998*	Retired	1
Geoff Gottlieb (age 52)	Trustee and Nominee	Since Nov. 2010	Founder and director of Executive Wealth Management Limited (“EWM”), managing member of EWM LLC and a director of EWM Capital Limited. EWM’s primary business is the design and administration of global executive compensation and investment plans for major financial firms and corporations	1
David J. Koeppel (age 53)	Nominee
President of The First Republic Corporation of America, Inc., a full service real estate company, from 2011 to present.  From 2001 to 2011, Mr. Koeppel was a Manager Member/Partner of Koeppel Companies LLC, a full service real estate management company.
				1#
Interested Trustees
+Philippe E. Baumann (age 81)**	Trustee, Chairman and Nominee	Since 1972*	Executive Vice President and Director of Stralem	1
+Andrea Baumann Lustig (age 51)**	President and Nominee	Since 2010; Vice President from 2008 - 2010	Vice President and Director of Private Client Asset Management of Stralem	1#

Executive Officers
Name and Age	Position(s) held with the Trust	Length of Time Served	Principal Occupation During Past Five Years

-Hirschel B. Abelson (age 77)	Senior Assistant Treasurer	Since 1989	President and Director of Stralem
Mark J. Seger (age 49)	Treasurer	Since 2008	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
+ Philippe Labaune (age 42)	Vice President	Since 1997	Vice President and Trader of Stralem
--Adam Abelson (age 42)	Vice President	Since 2001	Vice President and Senior Portfolio Manager of Stralem
Wade R. Bridge (age 42)	Secretary	Since 2011; Assistant Secretary from 2008 – 2011	Director of Fund Administration of Ultimus Fund Solutions, LLC; Chief Compliance Officer of Ultimus Fund Distributors, LLC
Joann Paccione (age 53)	Chief Compliance Officer, Senior Assistant Secretary and Senior Assistant Treasurer	Chief Compliance Officer since 2004; Senior Asst. Secretary and Senior Asst. Treasurer since 1990	Chief Compliance Officer of Stralem

*	Includes service as a director or officer of Stralem Fund, Inc., a Delaware corporation and the Trust’s prior corporate identity.
**	Interested person, as defined in the 1940 Act, by reason of relationship as control person, officer and director of Stralem.
+	Andrea Baumann Lustig is the daughter of Philippe E. Baumann.
--	Adam Abelson is the son of Hirschel B. Abelson.
#	Reflects the number of Funds that would be overseen by Ms. Lustig and Mr. Koeppel if elected by shareholders.

Board Leadership Structure, Risk Oversight and Committee Arrangements

The Board of Trustees currently consists of four Trustees, three of whom are Independent Trustees.  The proposed addition of Ms. Lustig and Mr. Koeppel would bring the number of Trustees to six, four of which will be Independent Trustees.  The Board is responsible for the oversight of the Trust, Stralem and the Trust’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Trust Instrument.  The Independent Trustees have engaged independent legal counsel to assist them in evaluating matters under federal and state law.

Board Leadership. The Board of Trustees is led by its Chairman, Mr. Philippe E. Baumann and its President, Ms. Baumann Lustig.  Mr. Baumann is an “interested person” of the Trust because he is Executive Vice President of Stralem.  If elected, Ms. Baumann Lustig would also be an “interested person” of the Trust because she is a Vice President of Stralem.  Ms. Baumann Lustig, with assistance of the Trust’s other officers, oversees the daily operations of the Fund.

Mr. Michael Rubin serves as the Lead Independent Trustee.  He presides at all Executive Sessions of the Independent Trustees.  In his role as Lead Independent Trustee, Mr. Rubin facilitates communication and coordination between the Independent Trustees and management.

He also reviews meeting agendas for the Board and the information provided by management to the Independent Trustees.  Mr. Rubin works closely with Fund counsel and counsel to the Independent Trustees in overseeing the activities of the Independent Trustees.

The Board believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Ms. Lustig as President and Mr. Rubin as Lead Independent Trustee, is appropriate and in the best interests of the Trust.  The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Risk Oversight.  An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The Fund is subject to a number of risks, such as investment risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, Stralem and other service providers have implemented various processes, procedures and controls to identify risks, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board exercises oversight of the risk management process through the Board itself and through its Audit Committee.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board of Trustees requires management of Stralem and the Trust, including the Trust’s Chief Compliance Officer, to regularly report to the Board and the Audit Committee on a variety of matters, including matters relating to risk management.  The Board and the Audit Committee receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s Chief Compliance Officer, outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives an annual written report from the Trust’s Chief Compliance Officer regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.

The Board also receives quarterly reports from Stralem on the investments and securities trading of the Fund, including its investment performance, as well as reports regarding the valuation of the Fund’s securities.  In addition, in its annual review of the Fund’s investment advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds overseen by the Board and the effectiveness of the Board’s committee structure.

The Board also receives quarterly and/or annual reports from the Trust’s administrator on such matters as anti-money laundering compliance, distribution-related activities and expenditures, class expenses, share purchases and redemptions and internal controls.  These reports assist the Board in its oversight of the services being provided by the administrator to the Trust.

Although the risk management policies of Stralem and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the Adviser and other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

Audit Committee.  The Board has an Audit Committee that is composed of the Independent Trustees of the Trust.  The Audit Committee, led by its Chairman, Kenneth Pearlman, operates under a written charter approved by the Board.  The Audit Committee has the duties and powers to recommend the selection, retention or termination of the Trust’s independent registered public accounting firm, to evaluate such firm’s independence, to meet with such firm to discuss any matters relating to the Trust’s financial statements, to review and approve the fees charged by such firm for audit and non-audit services, to investigate improprieties or suspected improprieties in Trust operations and to report its activities to the full Board on a regular basis, and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.  The Audit Committee held two meetings during the fiscal year ended October 31, 2010.

Beneficial Ownership of Shares of the Fund.  The table below shows, for each Trustee/Nominee, the value of shares of the Fund beneficially owned, and the aggregate value of investments in shares in the Fund complex, as of ________, 2011:

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
Independent Trustees
Kenneth D. Pearlman	Over $100,000	Over $100,000
Michael T. Rubin	Over $100,000	Over $100,000
Geoff Gottlieb	None	None
David J. Koeppel	None	None
Interested Trustee
Philippe E. Baumann	Over $100,000	Over $100,000
Andrea Baumann Lustig	Over $100,000	Over $100,000

Ownership in Fund Affiliates.  As of __________, 2011, none of the Independent Trustees or member of their immediate families, owned, beneficially or of record, securities of Stralem, Ultimus Fund Distributors, LLC, the Fund’s principal underwriter or any affiliate of Stralem or the principal underwriter.  As of the date of this Proxy Statement, Mr. Philippe E. Baumann owned in the aggregate 25.41% of the outstanding voting common stock of Stralem.  Following the Transaction, Mr. Baumann will own 19.62% of the outstanding voting stock of Stralem.

Compensation.   Officers of the Trust and the Trustees who are interested persons of the Trust or Stralem receive no salary from the Trust.  Effective January 1, 2011, each Trustee receives a fee of $250 for each regularly scheduled meeting attended in person and an annual retainer of

$17,000.  The annual retainer will be paid in December of each year.  For the calendar year 2010, each Trustee was paid a fee of $250 for each regularly scheduled meeting attended in person and was paid an annual retainer of $11,500.  Prior to January 1, 2010, the Trustees received a fee of $1,000 for each regularly scheduled meeting attended in person.  The table below reflects the amount of compensation received by each Nominee during the fiscal year ended October 31, 2010:

Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Trustees
Kenneth D. Pearlman	$1,750	None	None	$1,750
Michael T. Rubin	$1,750	None	None	$1,750
Geoff Gottlieb*	None	None	None	None
Philippe E. Baumann	None	None	None	None
Andrea Baumann Lustig**	None	None	None	None
David J. Koeppel**	None	None	None	None

*	Appointed as an Independent Trustee on November 29, 2010.
**
Ms. Lustig and Mr. Koeppel did not serve as Trustees for the period ended October 31, 2010.  Ms. Lustig, if elected by shareholders, will be considered an “interested trustee” and, as a result, will not receive any compensation from the Fund for her services as trustee.

PROPOSAL 3:	TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or for the purpose of effecting the same.  Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others.  If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date.  The Board of Trustees has fixed the close of business on _________, 2011 (the “Record Date”) as the record date for determining shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.  The Fund offers two classes of shares, Institutional Class and Adviser Class.  As of the Record Date, there were _______________

shares of beneficial interest of the Fund outstanding, comprised of _________Institutional Class shares and _________ Adviser Class shares.  All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

5% Shareholders.   As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of the Fund or class of shares of the Fund.  No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on the Record Date.

Name and Address of Record Owner	Amount and Nature of Ownership	Percentage Ownership
Institutional Class
	Record Owner of __________ shares	%
	Record Owner of _______________ shares	%
	Record Owner of ______________shares	%
Adviser Class
	Record Owner of _____________ shares	%

Quorum.  A quorum is the number of shares legally required to be at a meeting in order to conduct business.  The presence, in person or by proxy, of more than 33% of the outstanding shares of the Fund is necessary to constitute a quorum at the Meeting.  Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date.  If a quorum is present at the Meeting but sufficient votes to approve a proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment.

If a quorum (more than 33% of the outstanding shares of the Fund) is present at the Meeting, the vote of a majority of the outstanding shares of the Fund is required for approval of the New Advisory Agreement (Proposal 1).  The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 33% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

Assuming a quorum is present at the Meeting, the vote of a plurality (a simple majority of the votes cast at a meeting) of the Fund’s shares represented at the Meeting is required for the election of Trustees (Proposal 2).

Abstentions and “broker non-voters” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to the proposal.  “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting.  Accordingly, abstentions and “broker non-votes” will effectively be a vote against the proposal, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

The Trustees of the Trust intend to vote all of their shares in favor of the proposals described herein.  On the Record Date, all Trustees and officers of the Trust as a group owned of record and/or beneficially ___% of the outstanding shares of the Fund.

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUND

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Underwriter”) serves as the Fund’s principal underwriter and, as such, is the exclusive agent for distribution of the Fund’s shares.  The Underwriter is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.  The Underwriter is located at 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

Administration and Other Services

Ultimus Fund Solutions, LLC (“Ultimus”) provides administrative services, accounting and pricing services, and transfer agent and shareholder services to the Fund.  Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Registered Public Accounting Firm

The Board of Trustees, including a majority of the Independent Trustees acting as the Audit Committee, has selected EisnerAmper LLP, 750 Third Avenue, New York, New York 10017, to serve as the Trust’s independent registered public accounting firm for the fiscal year ending October 31, 2011.   Representatives of EisnerAmper LLP are not expected to be present at the Meeting although they will have an opportunity to attend and to make a statement, if they desire to do so.  If representatives of EisnerAmper LLP are present at the Meeting, they will be available to respond to appropriate questions from shareholders.

Fees Billed by EisnerAmper LLP to the Trust During the Previous Two Fiscal Years
Audit Fees
The aggregate fees billed for professional services rendered by EisnerAmper LLP for the audit of the annual financial statements of the Trust or for services that are normally provided by EisnerAmper LLP in connection with statutory and regulatory filings or engagements were $40,000 with respect to the fiscal year ended October 31, 2010 and $36,000 with respect to the fiscal year ended October 31, 2009.

Audit-Related Fees
The aggregate fees billed for assurance and related services by EisnerAmper LLP that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported as “Audit Fees” in the preceding paragraph were $14,200 with respect to the fiscal year ended October 31, 2010 and $17,000 with respect to the fiscal year ended October 31, 2009.  The services comprising these fees are related to compliance with the US Patriot Act, review of the Trust’s anti-money laundering compliance policies and procedures, review of semi-annual financial statements and periodic security counts and attendance at Audit Committee meetings.

Tax Fees
The aggregate fees billed to the Trust for professional services rendered by EisnerAmper LLP for tax compliance, tax advice and tax planning were $11,500 with respect to the fiscal year ended October 31, 2010 and $11,000 with respect to the fiscal year ended October 31, 2009.  The services comprising these fees are related to tax planning, compliance and the preparation of the Trust’s federal income and excise tax returns.

All Other Fees	No fees were billed in either of the last two fiscal years for products and services provided by EisnerAmper LLP other than the services reported above.
Aggregate Non-Audit Fees
During the fiscal years ended October 31, 2010 and October 31, 2009, aggregate non-audit fees of $11,500 and $11,000, respectively, were billed by EisnerAmper LLP for services rendered to the Trust.  During the fiscal years ended October 31, 2010 and October 31, 2009, aggregate non-audit fees of $17,000 and $17,000, respectively, were billed by EisnerAmper LLP for services rendered to Stralem, and  any entity controlling, controlled by, or under common control with Stralem that provides ongoing services to the Trust.

Annual and Semiannual Reports

The Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request.  To request the annual or semi-annual report, please call us toll free at 1-866-822-9555, or write to Wade R. Bridge, Secretary, Stralem Fund, P.O. Box 46707, Cincinnati, Ohio 45246-0707.  The Fund’s annual and semi-annual reports are available for download at www.stralemfund.com.

OTHER MATTERS

Shareholder Proposals

As a Delaware trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances.  The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees.  The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  Annual meetings of shareholders of the Fund are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Wade R. Bridge, Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Fund, at the offices of the Trust as set forth below.  All communications will be forwarded directly to the Board or the individual Trustee.

Shareholders also have an opportunity to communicate with the Board at shareholder meetings.  The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery

The Trust may only send one proxy statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders.  The Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing the Fund, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future.  To request a paper or e-mail copy of the proxy statement or annual report at no charge, or to make any of the aforementioned requests, write to Stralem Fund, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or call the Fund toll-free at 1-866-822-9555 or e-mail Stralem at fundinfo@ultimus.com.

By Order of the Board of Trustees,

Wade R. Bridge
Secretary

Date:    _____________, 2011

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.

EXHIBIT A:   FORM OF NEW INVESTMENT ADVISORY AGREEMENT
between
STRALEM FUND
and
STRALEM & COMPANY INCOPORATED

AGREEMENT made as of the 1st day of November 2011, by and between Stralem Fund, a Delaware business trust (the “Trust”), and Stralem & Company Incorporated, a Delaware corporation (the “Adviser”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to the funds listed on Schedule A (each, a “Fund” and collectively, the “Funds”), and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.	Appointment.

(a)
General.  The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement.  The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

(b)
Sub-Advisers.  It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a “Sub-Adviser”), and that any such Sub-Adviser shall have all of the rights and powers of the Adviser set forth in this Agreement; provided that a Fund shall not pay any additional compensation for any Sub-Adviser and the Adviser shall be as fully responsible to the Trust for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions; and provided further that the retention of any Sub-Adviser shall be approved in advance by (i) the Board of Trustees of the Trust and (ii) the shareholders of the relevant Fund if required under any applicable provisions of the 1940 Act.  The Adviser will review, monitor and report to the Trust’s Board of Trustees regarding the performance and investment procedures of any Sub-Adviser.  In the event that the services of any Sub-Adviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without a Sub-Adviser and without further shareholder approval, to the extent consistent with the 1940 Act.  A Sub-Adviser may be an affiliate of the Adviser.

2.	Investment Advisory Services.

(a)
Management of the Funds.  The Adviser hereby undertakes to act as investment adviser to the Funds.  The Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

(i)
provide the Fund with such investment research, data, advice and supervision as the Fund may consider necessary for proper supervision of its funds.  The Adviser shall act as manager and investment adviser of the Fund and, as such, shall furnish continuously an investment program, which will include determining what securities shall be purchased or sold by the Fund and what portion of the assets of the Fund shall be held uninvested, subject always to the provisions of the Trust Instrument and By-Laws, the Fund’s fundamental investment policies as in effect from time to time, and control and review by the Board of Trustees.

(ii)
take, on behalf of the Funds, all actions which the Adviser deems necessary to carry into effect the investment policies determined as provided above, and to that end the Adviser may designate a person or persons who are to be authorized by the Funds as the representative or representatives of the Funds, to give instructions to the Custodian of the assets of the Funds as to deliveries of securities and payments of cash for the account of the Funds.

(iii)	make appropriate periodic reports to the Trust’s Board of Trustees.

(b)
Covenants.  The Adviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund’s Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust’s Trust Instrument, By-Laws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to a Fund and provided to the Adviser in writing.  The Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the “Code”), except as may be authorized to the contrary by the Trust’s Board of Trustees.  The management of the Funds by the Adviser shall at all times be subject to the review of the Trust’s Board of Trustees.

(c)
Books and Records.  Pursuant to applicable law, the Adviser shall keep each Fund’s books and records required to be maintained by, or on behalf of, the Funds with respect to advisory services rendered hereunder.  The Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund’s request.  The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

(d)
Reports, Evaluations and other Services.  The Adviser shall furnish reports, evaluations, information or analyses to the Trust with respect to the Funds and in connection with the Adviser’s services hereunder as the Trust’s Board of Trustees may request from time to time or as the Adviser may otherwise deem to be desirable.  The Adviser shall make recommendations to the Trust’s Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Board of Trustees.  The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

(e)
Selection of Brokers or Dealers.  The Adviser shall place purchase and sale orders for portfolio transactions of the Fund with brokers and/or dealers including, where permitted by law, the Fund’s Distributor or affiliates thereof or of the Adviser, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible and at the best obtainable price.    Purchases and sales of securities which are not listed or traded on a securities exchange shall ordinarily be executed with primary market makers acting as principal except when it is determined that better prices and executions may otherwise be obtained, provided, that the Adviser may cause the Fund to pay a member of a securities  exchange, broker or dealer an amount of commission higher than the commission another member of an exchange, broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser’s overall responsibilities.  As used herein, “brokerage and research services” shall have the same meaning as in Section 28 (e)(3) of the Securities Exchange Act of 1934, as such Section may be amended from time to time, and any rules or regulations promulgated thereunder by the Securities and Exchange Commission.  It is understood that, consistent with the Adviser’s fiduciary duty to the Fund, it is the intent of the Agreement to allow the Adviser the widest discretion permitted by law in determining the manner and means by which portfolio securities’ transactions can be affected in the best interests of the Fund.

(g)
Aggregation of Securities Transactions.  In executing portfolio transactions for a Fund, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser’s reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust’s registration statement and the Fund’s Prospectus and Statement of Additional Information.  In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

3.	Representations and Warranties.

(a)	The Adviser hereby represents and warrants to the Trust as follows:

(i)
The Adviser is a corporation duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

(ii)
The Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions.  The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

(iii)	The Adviser at all times shall provide its best judgment and effort to the Trust in carrying out the Adviser’s obligations hereunder.

(b)	The Trust hereby represents and warrants to the Adviser as follows:

(i)	The Trust has been duly organized as a business trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms.

(ii)
The Trust is registered as an investment company with the Commission under the 1940 Act and shares of each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold.  Such registrations will be kept in effect during the term of this Agreement.

4.	Compensation.

(a)        As compensation for the services which the Adviser is to provide or cause to be provided pursuant to Paragraph 2, each Fund shall pay to the Adviser out of Fund assets a quarterly fee, computed and accrued at the rates set forth opposite each Fund’s name on Schedule A, which shall be the percentage of the average weekly net assets of the Fund (computed in the manner set forth in the Fund’s most recent Prospectus and Statement of Additional Information) determined as of the close of business the last business days of each calendar week during each calendar quarter.  For the quarter in which this Agreement commences or terminates, the Adviser shall make an appropriate pro rata adjustment of the fee on the basis of the number of days that the Agreement is in effect during such quarter.

(b)        As used herein:

(i)         The term “calendar quarter” shall mean the initial period, the final period and each period of three consecutive calendar months ending on March 31, June 30, September 30 and December 31 of each calendar year.

(ii)        The term “calendar year” shall mean the period of 12 consecutive calendar months ending on December 31 of each calendar year.

5.         Expenses.  As between the Adviser and the Funds, the Funds will pay for all their expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Funds shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, which the parties acknowledge might be higher than other brokers would charge when a Fund utilizes a broker which provides brokerage and research services to the Adviser as contemplated under Paragraph 3 above; (iii) fees and expenses of the Trust’s Trustees that are not employees of the Adviser; (iv) legal and audit expenses; (v) any compliance expenses properly allocable to the Funds; (vi) administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; (vii) fees and expenses related to the registration and qualification of the Funds’ shares for distribution under state and federal securities laws; (viii) expenses of printing and mailing reports and notices and proxy material to shareholders, unless otherwise required; (ix) all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; (x) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xi) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; (xii) insurance premiums for fidelity bonds and other coverage to the extent approved by the Trust’s Board of Trustees; (xiii) association membership dues; (xiv) acquired fund fees and expenses (as defined in Form N-1A) and (xv) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or to which the Funds’ assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the Trust’s Trustees and officers.

6.         Non-Exclusive Services; Limitation of Adviser’s Liability.  The services of the Adviser to the Funds are not to be deemed exclusive and the Adviser may render similar services to others and engage in other activities.  The Adviser and its affiliates may enter into other agreements with the Funds and the Trust for providing additional services to the Funds and the Trust which are not covered by this Agreement, and to receive additional compensation for such services.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Trust, a Fund or any shareholder of a Fund in connection with the performance of this Agreement.

7.         Effective Date; Modifications; Termination.  This Agreement shall become effective on November 1, 2011, provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

(a)
This Agreement shall continue in force for two years.  Thereafter, this Agreement shall continue in effect as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of the Board of Trustees of the Trust or a majority of the outstanding voting shares of the Fund.

(b)
The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(c)
Notwithstanding the foregoing provisions of this Paragraph, either party hereto may terminate this Agreement at any time on sixty (60) days’ prior written notice to the other, without payment of any penalty.  Such a termination by the Trust may be effected severally as to any particular Fund, and shall be effected as to any Fund by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.  This Agreement shall terminate automatically in the event of its assignment.

8.         Limitation of Liability of Trustees and Shareholders.  The Adviser acknowledges the following limitation of liability:

The terms “Stralem Fund” and “Trustees” refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware, such reference being inclusive of any and all amendments thereto so filed or hereafter filed.  The obligations of “Stralem Fund” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

9.         Certain Definitions.  The terms “vote of a majority of the outstanding voting securities,” “assignment,” “control,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act.  References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

10.       Independent Contractor.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

11.       Structure of Agreement.  The Trust is entering into this Agreement on behalf of the respective Funds severally and not jointly.  The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly.  No Fund shall have any responsibility for any obligation of any other Fund arising out of this Agreement.  Without otherwise limiting the generality of the foregoing:

(a)	any breach of any term of this Agreement regarding the Trust with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

(b)	under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

(c)
the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the particular Fund to which such relationship and consideration applies.

This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Trust and the Funds, on the other hand, and (except as specifically provided above in this Paragraph 14) is not intended to and shall not govern (i) the relationship between the Trust and any Fund or (ii) the relationships among the respective Funds.

12.       Governing Law.  This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

13.       Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

14.       Notices.  Notices of any kind to be given to the Trust hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to 645 Madison Avenue, New York New York 10022; or at such other address or to such individual as shall be so specified by the Trust to the Adviser.  Notices of any kind to be given to the Adviser hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 645 Madison Avenue New York, New York 10022, or at such other address or to such individual as shall be so specified by the Adviser to the Trust.  Notices shall be effective upon delivery.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

STRALEM FUND		STRALEM & COMPANY INCOPORATED

By:	/s/	By:	/s/

Name:	Andrea Baumann Lustig	Name:	Hirschel B. Abelson

Title:	President	Title:	President

SCHEDULE A
to the
INVESTMENT ADVISORY AGREEMENT
between
STRALEM FUND
and
STRALEM & COMPANY INCOPORATED

Name of Fund	Fee, at a quarterly rate, expressed as a percentage of average weekly net assets.	Annual rate
Stralem Equity Fund	.3125% of the first $50 million	1.25% of the first $50 million
	.25% of the next $50 million	1.00% of the next $50 million
	.1875% in excess of $100 million	0.75% in excess of $100 million

STRALEM FUND

By:
Andrea Baumann Lustig

Accepted:

STRALEM & COMPANY INCOPORATED.

By:
Hirschel B. Abelson